UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 19, 2015

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[      ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[      ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[      ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[      ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  ITEM 5.07.                        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 19, 2015, Bel Fuse Inc. (the "Company") held its Annual Meeting of Shareholders, for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following proposals, as described in the Company's definitive proxy materials filed with the SEC on April 8, 2015.

As indicated in the Company's proxy statement, holders of record of the Company's Class A Common Stock at the close of business on March 25, 2015 (the record date fixed by the Board of Directors) were entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 2,174,912 shares of Class A Common Stock outstanding. However, as a result of protective provisions in the Company's Certificate of Incorporation described in the proxy statement, the voting rights of two shareholders of the Company, FMR LLC ("FMR"), which beneficially owned 240,000 shares of Class A Common Stock on the record date, and GAMCO Investors, Inc. et. al. ("GAMCO"), which beneficially owned 543,413 shares of Class A Common Stock on the record date, were suspended and were not entitled to vote at the Annual Meeting. Accordingly, a total of 1,391,499 shares of Class A Common Stock were entitled to vote at the Annual Meeting, each of which was entitled to one vote on all matters.

A total of 1,197,889 shares were represented in person or by proxy at the Annual Meeting.  The voting results from the Annual Meeting are as follows:

Proposal 1: The election of four persons, named in the proxy statement, to serve as directors for three-year terms. The following is a list of the directors elected at the Annual Meeting with the number of votes For and Withheld, as well as the number of Broker Non-Votes:

Name	For	Withheld	Broker Non-Votes
Howard B. Bernstein	979,792	28,955	189,142
John F. Tweedy	1,001,799	6,948	189,142
Mark B. Segall	661,505	347,242	189,142
Eric Nowling	1,001,799	6,948	189,142

Proposal 2: The ratification of the designation of Deloitte & Touche LLP to audit the Company's books and accounts for 2015. This proposal was approved by the following votes:

For	Against	Abstentions
1,105,509	92,280	100

Proposal 3: Approval, on an advisory basis, of the executive compensation of the Company's named executive officers as described in the proxy statement. This proposal was approved by the following votes:

For	Against	Abstentions	Broker Non-Votes
884,038	122,234	2,475	189,142

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2015	BEL FUSE INC.
(Registrant)

By:	/s/ Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer